Exhibit 10.3

2003 RESTRICTED STOCK PLAN

OF NR HOLDINGS, INC.

           1.      Purpose. The purpose of this Restricted Stock Plan is to advance the interests of the "NationsRent Companies" (that is, NR Holdings, Inc., a Delaware corporation (the "Corporation"), NationsRent, Inc., a Delaware corporation ("NationsRent"), which is an indirect wholly owned subsidiary of the Corporation, and other divisions and direct or indirect subsidiaries of the Corporation which now exist or which may be acquired or formed from time to time) by encouraging and enabling the acquisition of a personal proprietary interest in the NationsRent Companies by directors, officers, management and key employees of the NationsRent Companies upon whose judgment and keen interest the NationsRent Companies are largely dependent for the successful conduct of their operations, and by providing such directors, officers, management and key employees with incentives to put forth maximum efforts for the success of the NationsRent Companies' business. It is anticipated that the acquisition of such proprietary interest in the NationsRent Companies and such incentives will strengthen the desire of such directors, officers, management and key employees to remain with the NationsRent Companies as well as that such incentives and the opportunity to acquire such a proprietary interest will enable the NationsRent Companies to attract desirable personnel.

           2.      Definitions. When used in this Plan, unless the context otherwise requires:

                 (a)      "Board" shall mean the Board of Directors of the Corporation as constituted at any time.

                 (b)      (b) "Committee" shall mean any committee of the Board that may be established by the Board and to which the Board shall have delegated powers to administer this Plan.

                 (c)      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 (d)      "Plan" shall mean this Restricted Stock Plan of NR Holdings, Inc., as it may be amended from time to time.

                 (f)      "Restricted Shares" shall mean the Shares issued as a result of a Restricted Stock Award.

                 (g)      "Restricted Stock Award" shall mean a grant of shares or of the right to purchase Shares pursuant to Section 6 hereof.

                 (h)      "Share" shall mean a share of common stock of the Corporation.

           3.      Shares Subject to the Plan. Subject to the provisions of Section 11 hereof, the aggregate number of Shares that may be subject to Restricted Stock Awards shall not exceed 141,000 Shares. If Restricted Shares issued pursuant to a Restricted Stock Award are forfeited pursuant to Subsection 6(b)(i) hereof or if a grant of a Restricted Stock Award shall expire as provided in Section 6(a) hereof, the number of Shares so forfeited or the number of Shares subject to such Restricted Stock Award, as the case may be, will no longer be charged against the limitation provided for herein and may again be made subject to Restricted Stock Awards.

           4.      Administration.

                 (a)      The Plan shall be administered by the Board or, after its establishment, if any, the Committee.

                 (b)      Subject to the express provisions of the Plan, the Board or the Committee, as the case may be, also shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Board or the Committee, as the case may be, on the matters referred to in this Section 4 shall be conclusive.

           5.      Participants and Grants. All directors, officers, management and key employees of the NationsRent Companies shall be eligible to receive Restricted Stock Awards under the Plan. The persons to whom Restricted Stock Awards are to be granted under the Plan, the number of Shares with respect to which a Restricted Stock Award is to be granted to each such person, and the purchase price per Share for the Restricted Shares to be issued pursuant to each Restricted Stock Award shall be determined by the Board or the Committee, as the case may be, in its sole discretion, subject, however, to the terms and conditions of the Plan. If so determined by the Board or the Committee, as the case may be, the consideration for the grant of a Restricted Stock Award may be the written or oral agreement of the recipient to provide services to the Corporation. Each Restricted Stock Award shall be evidenced by a written agreement, in such form as shall be approved by the Board or the Committee, as the case may be.

           6.      Terms and Conditions of Restricted Stock Awards.

                 (a)      Each Restricted Stock Award shall entitle the holder to receive or, if applicable, to purchase, the number of Restricted Shares subject to such Award, for the purchase price (if applicable) per Share set forth in such Award. Payment of any purchase price for the Restricted Shares purchased pursuant to each such Restricted Stock Award shall be made in cash, or by check payable to the order of the Corporation, delivered to the Corporation no later than 60 days after the date on which such Restricted Stock Award shall have been granted. In the event such purchase price for any Restricted Shares subject to such Restricted Stock Award is not delivered to the Corporation within such 60-day period, such Restricted Stock Award shall expire with respect to such Restricted Shares.

                 (b)      All Restricted Shares granted to or purchased by the holder of a Restricted Stock Award pursuant to the Plan shall be subject to the following conditions:

                      (i)      The Restricted Shares shall not be transferable, and shall be subject to forfeiture (i.e., vesting requirements) in accordance with such terms as are determined by the Board or the Committee, as the case may be, at the time of grant, which may be based on future services or the satisfaction of specified performance goals, or any combination thereof. The Board or the Committee, as the case may be, may, at the time of grant or thereafter, determine which, if any, events shall cause the Restricted Shares to become fully vested on an accelerated basis. Unless specified otherwise in the written agreement relating to Restricted Shares, as approved by the Board or the Committee, as the case may be, or in an employment agreement with the holder, in the event of the holder's termination of employment or service for any reason prior to the date on which all of the Restricted Shares become vested, any Restricted Shares which are not then vested shall be forfeited and the holder shall have no further rights relating to such Restricted Shares (except that any purchase price paid by the holder for the forfeited Shares shall be returned to the holder).

                      (ii)      In the event of the termination of the employment or service of the holder for any reason, the Corporation shall have the right, during the 180-day period following such termination, to repurchase each of the Restricted Shares which is then vested at a price per share equal to the net book value per Share on the date of repurchase unless otherwise determined by the Board or Committee, as the case may be, in its sole discretion. In addition to the foregoing, the holder of Restricted Shares shall have the right (a "Put Right"), exercisable during the 180-day period following the holder's termination of employment or service, to require the Corporation to repurchase each of such Restricted Shares which are then vested at a price per share equal to the net book value per Share on the date of repurchase unless otherwise determined by the Board or Committee, as the case may be, in its sole discretion; provided, however, that exercise by the holder of such right shall be subject to the Corporation's right pursuant to the first sentence of this Subsection 6(b)(ii) if the Corporation shall have exercised its right prior to the holder's exercise of his right. The written agreement relating to Restricted Shares, as approved by the Board or the Committee, as the case may be, may provide additional call and/or put rights, pursuant to which the Corporation shall be entitled to repurchase vested Restricted Shares, and/or the holder may require the Corporation to repurchase vested Restricted Shares, under such circumstances, terms and conditions, and during such periods, as shall be stated in such agreement. The Corporation shall exercise its repurchase right hereunder by written notice to the holder of Restricted Shares, in such form as shall be attached to the written agreement relating to such Restricted Shares, setting forth the number of Restricted Shares as to which its right is being exercised, and a holder of Restricted Shares shall exercise his right to require the Corporation to repurchase Restricted Shares by written notice to the Corporation, in such form as shall be attached to the written agreement relating to such Restricted Shares, setting forth the number of Restricted Shares as to which his right is being exercised. As soon as the Corporation deems it practicable, but in no event later than the 60th day following the date of the written notice, payment for any Restricted Shares repurchased pursuant to this Subsection 6(b)(ii) shall be made in cash (provided such form of payment would not violate any agreement to which the Corporation is a party, including, but not limited to, credit agreements as in effect at such time) against delivery of the certificates representing such Restricted Shares free and clear of any adverse claims. If a cash payment would violate an agreement of the Corporation, the Corporation may pay the purchase price, or any portion thereof, in the form of a subordinated promissory note containing a five-year term, accruing interest at the prime rate and requiring payment of the principal amount and all accrued interest at the end of the term (provided the note may be prepaid in whole or in part without premium or penalty). The Corporation agrees to use commercially reasonable efforts to obtain any necessary approvals for a cash payment. Notwithstanding the foregoing, all repurchase rights under this Subsection 6(b)(ii) shall no longer apply from and after the consummation of an initial public offering with respect to the Corporation's Shares.

                      (iii)      Restricted Shares may not be transferred to any party other than the Corporation, except by will or the laws of descent and distribution, and Restricted Shares may be transferred by the holder thereof (or the estate or heirs of a deceased holder) only to the Corporation pursuant to a repurchase by the Corporation under Subsection 6(b)(ii), until the expiration of the Corporation's right to repurchase such Restricted Shares under such Subsection. Thereafter, the Corporation shall have a right of first refusal with respect to any proposed transfer of Restricted Shares, until the consummation of an initial public offering with respect to the Corporation's Shares.

                      (iv)      The Corporation shall legend each certificate representing Restricted Shares issued pursuant to a Restricted Stock Award under this Plan to refer to the provisions of this Section 6(b), and may issue stop transfer orders in respect thereof.

                      (v)      Any other applicable restrictions or conditions under the requirements of any stock exchange upon which such Shares or shares of the same class are then listed, and under any securities law applicable to such Shares, shall be imposed.

           7.      Non-Transferability of Restricted Stock Awards. Restricted Stock Awards shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution and any purchase of Restricted Shares during the holder's lifetime and within the 60-day period after the grant of the related Restricted Stock Award may be made only by the holder or his guardian or legal representative. In addition, as a condition to receiving a Restricted Stock Award, each recipient of a Restricted Stock Award shall be required to become a party to any Stockholders' Agreement (or similar agreement) in force and effect at the time of such grant, which may include, among other things, additional restrictions on transfer.

           8.      No Right of Employment or Service. Nothing contained herein or in an Restricted Stock Award shall be construed to confer on any employee or director any right to be continued in the employ or service of any of the NationsRent Companies or derogate from any right of any of the NationsRent Companies to retire, request the resignation of or discharge such employee or director (without or with pay), at any time, with or without cause.

           9.      Tax Withholding. The Corporation shall deduct and withhold such amounts, if any, under any federal, state or local tax rules or regulations as it deems appropriate with respect to the issuance of Shares from any cash or other payments to be made to the holder. In any event, the holder shall make available to the Corporation, promptly when required, sufficient funds to meet the requirements of such withholding, if any, and the Board or the Committee, as the case may be, shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Corporation when required.

           10.      Adjustment Provision. If there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, in lieu of each Share as to which a Restricted Stock Award may be granted or exercised, the recipient of such a Restricted Stock Award shall be entitled to purchase at the price per Share provided in such Restricted Stock Award, the securities or other property which such recipient would have received had he actually owned the Share at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution. In addition, if any such event should occur, (a) the number of Shares with respect to which Restricted Stock Awards remain to be issued, or with respect to which Restricted Stock Awards may be reissued, shall be adjusted in a similar manner; and (b) the term "Restricted Share" shall be deemed to mean (i) in the case of a stock dividend, such Share and the dividend paid on such Share, and (ii) in the case of the other events, the securities (but not any other property) distributed as a result of such split-up, conversion, exchange, reclassification or substitution.

           11.      Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of Shares pursuant to the grant of any Restricted Stock Award until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. As a condition precedent to the issuance of Shares pursuant to the grant of a Restricted Stock Award, the Corporation may require the recipient thereof to make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of that or any comparable act.

        Notwithstanding the foregoing, nothing in this Plan shall be construed as requiring the Corporation to register any Shares, including any Restricted Shares, under the Securities Act or any comparable act or to list any Shares, including any Restricted Shares, on any stock exchange or quotation system.

           12.      Determinations and Amendment of the Plan. Except as hereinafter provided, the Board may amend any provisions of the Plan relating to the terms and conditions of any Restricted Stock Award not theretofore granted, and, with the consent of any affected holder of any prior Restricted Stock Award, may withdraw or amend any other provisions of the Plan, including but not limited to the provisions relating to the terms and conditions of such Restricted Stock Awards as have been theretofore granted. The Board may amend the terms of any prior Restricted Stock Award with the consent of the holder of such award. Notwithstanding the foregoing, any amendment by the Board which would increase the number of Shares issuable under the Plan shall be subject to the approval of the stockholders of the Corporation within one year of such amendment, if such approval is required pursuant to any law, rule or regulation with which the Board deems it appropriate to comply. No increase in Shares pursuant to Section 10 shall be deemed to be an amendment.

          A determination of the Board or the Committee, as the case may be, as to any questions which may arise with respect to the interpretation of the provisions of the Plan and Restricted Stock Awards shall be final.

          The Board or the Committee, as the case may be, may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may determine to be advisable to make the Plan and Restricted Stock Awards effective or provide for their administration, and may take such other action with regard to the Plan and Restricted Stock Awards as it shall deem desirable to effectuate their purpose.

           13.      Governing Law. The Plan shall be governed by and construed in accordance with the laws of the state of New York, without giving effect to principles of conflicts of laws.